SELECTIVE LOGO

Selective Insurance
40 Wantage Avenue
Branchville,New Jersey 07890
www.selective.com

For release on Nov. 8, 2004 at 2:00 p.m. (EST)

Media Contact: Sharon Cooper

973-948-1324, sharon.cooper@selective.com

Investor Contact: Dale Thatcher

973-948-1774, dale.thatcher@selective.com

Selective Insurance Group Announces

$50 Million Senior Notes Offering

Branchville, NJ - Nov. 8, 2004 - Selective Insurance Group, Inc. (NASDAQ:SIGI) today announced it is proposing to raise $50 million of gross proceeds through an offering of senior notes due 2034, subject to market conditions. Selective intends to use the net proceeds for general corporate purposes, including capital contributions to its insurance subsidiaries, repayment of some existing outstanding debt, and share repurchases.

The notes will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and institutional investors that are accredited investors within the meaning of the Securities Act and outside the United States pursuant to Regulation S under the Securities Act. The notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

This press release is neither an offer to sell nor the solicitation of an offer to buy the notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale is unlawful. Any offers of the notes will be made only by means of a private offering memorandum.

Selective Insurance Group, Inc., headquartered in Branchville, New Jersey, is a holding company for six property and casualty insurance companies that offer primary and alternative market insurance for commercial and personal risks. The insurance companies are rated "A+" (Superior) by A.M. Best. Through other subsidiaries, the company offers medical claim management services; human resources administration services; risk management products and services; and flood insurance policy, administration and claim services.

This press release contains certain statements that are not historical facts and are considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by use of words such as "may, will, could, would, should, expect, plan, anticipate, target, project, intend, believe, estimate, predict, potential, pro forma, seek, likely, or continue," or other comparable terminology. These statements relate to our intentions, beliefs, projections, estimations or forecasts of future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results to be materially different from those expressed or implied by the forward-looking statements.  These statements are only predictions and we can give no assurance that such expectations will prove to be correct. These risks and uncertainties include, but are not limited to:

  The frequency and severity of catastrophic events, including hurricanes, tornadoes, windstorms, earthquakes, hail, severe winter weather, fires, explosions and terrorism;
  Adverse economic, market or regulatory conditions;
  The concentration of our business in a number of east coast and Midwestern states;
  The adequacy of our loss reserves;
  The cost and availability of reinsurance;
  Our ability to collect on reinsurance and the solvency of our reinsurers;
  Uncertainties related to insurance premium rate increases and business retention;
  Changes in insurance regulations that impact our ability to write and/or cease writing insurance policies in one or more states, particularly changes in New Jersey automobile insurance laws and regulations;
  Our ability to maintain favorable ratings from A.M. Best, Standard & Poor's, Moody's and Fitch;
  Fluctuations in interest rates and the performance of the financial markets;
  Our entry into new markets and businesses; and
  Other risks and uncertainties we identify in filings with the Securities and Exchange Commission, including, but not limited to the Annual Report on Form 10-K; although we do not promise to update such forward-looking statements to reflect actual results or changes in assumptions or other factors that could affect these statements.

Forward-looking statements speak only as of the date on which they are made. We expressly disclaim any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

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